Impairment Charges and Reversals	12 Months Ended
Dec. 31, 2023
Disclosure of impairment loss recognised or reversed for cash-generating unit [abstract]
Impairment Charges and Reversals

11. IMPAIRMENT CHARGES AND REVERSALS
At each reporting date, the Company assesses its CGUs for indicators of impairment or when facts and circumstances suggest that the carrying amount may exceed the recoverable amount. Impairment losses recognized in prior periods, other than goodwill impairments, are assessed at each reporting date for any indicators that the impairment losses may no longer exist or may have decreased. Goodwill is tested for impairment at least annually. For the purposes of impairment testing, goodwill is allocated to the CGU to which it relates.
A) Upstream Cash-Generating Units
i) 2023 Impairment Charges
The Company tested CGUs with associated goodwill for impairment as at December 31, 2023, and there were no impairments. No impairment indicators were identified for the remaining CGUs.
Key Assumptions
The recoverable amounts (Level 3) of Cenovus’s Oil Sands CGUs with associated goodwill that were tested for impairment were estimated using FVLCOD. Key assumptions used to estimate the present value of future net cash flows from reserves include expected production volumes, quantity of reserves, forward commodity prices, future development and operating expenses, all consistent with Cenovus’s IQREs, and discount rates. Fair values for producing properties were calculated based on discounted after-tax cash flows of proved and probable reserves using forward prices and cost estimates as at December 31, 2023. All reserves were evaluated as at December 31, 2023, by the Company’s IQREs.
Crude Oil, NGLs and Natural Gas Prices
The forward commodity prices as at December 31, 2023, used to determine future cash flows from crude oil, NGLs and natural gas reserves were:

	2024	2025	2026	2027	2028	Average Annual Increase Thereafter
West Texas Intermediate (“WTI”) (US$/bbl) (1)	73.67	74.98	76.14	77.66	79.22	2.00%
Western Canadian Select at Hardisty (2) (C$/bbl)	76.74	79.77	81.12	82.88	85.04	2.00%
Condensate at Edmonton (C$/bbl)	96.79	98.75	100.71	102.72	104.78	2.00%
Alberta Energy Company Natural Gas (C$/Mcf) (3)	2.20	3.37	4.05	4.13	4.21	2.00%
(1)Barrel ("bbl").
(2)Western Canadian Select at Hardisty (“WCS”).
(3)One thousand cubic feet (“Mcf”).
Discount Rates
Discounted future cash flows were determined by applying a discount rate of 14 percent.
Sensitivities
A one percent increase in the discount rate or a five percent decrease in forward commodity price estimates would not impact the results of the impairment tests performed on CGUs with associated goodwill.
ii) 2022 Impairment Charges
The Company tested the CGUs with associated goodwill for impairment as at December 31, 2022, and there were no impairments. The Company also tested the Sunrise CGU for impairment due to a decline in near-term forward prices between the date of the Sunrise Acquisition and December 31, 2022. The recoverable amount of the Sunrise CGU was in excess of its carrying amount and no impairment was recorded.
B) Downstream Cash-Generating Units
i) 2023 Impairment Charges and Reversals
As at December 31, 2023, there were no indicators of impairment or impairment reversals for the Company's downstream CGUs.
ii) 2022 Impairment Charges and Reversals
As at December 31, 2022, the Company identified indicators of impairment for the Toledo CGU due to the pending acquisition of the remaining 50 percent from bp and an incident at the Toledo Refinery, and for the Superior CGU with the commissioning of the asset in preparation for restart. The total carrying amount of the Toledo and Superior CGUs was greater than the recoverable amount. An impairment charge of $1.5 billion was recorded as additional DD&A in the U.S. Refining segment.
As at December 31, 2022, there were also indicators of impairment reversals for the Company’s Borger, Wood River and Lima CGUs due to an increase in forward crack spreads, resulting in higher margins for refined products. An assessment indicated the recoverable amount was greater than the carrying value of the associated CGUs. As at December 31, 2022, the Company reversed impairment charges of $1.2 billion, net of DD&A that would have been recorded had no impairment been recorded.
As at December 31, 2022, the aggregate recoverable amount of the U.S. Refining CGUs was estimated to be $5.4 billion.
Key Assumptions
The recoverable amount (Level 3) of the U.S. Refining CGUs were determined using FVLCOD. FVLCOD was calculated based on discounted after-tax cash flows using forward prices and cost estimates. Key assumptions in the determination of future cash flows included refined product production, forward crude oil prices, forward crack spreads, future capital expenditures, future operating costs and discount rates. Forward crack spreads are based on an average of third-party consultant forecasts.
Crude Oil and Crack Spreads
Forward prices are based on Management’s best estimate and corroborated with third-party data. As at December 31, 2022, the forward prices used to determine future cash flows were:

(US$/bbl)	2023	2024	2025	2026	2027
WTI	80.33	78.50	76.95	77.61	79.16
Differential WTI – WTS (1)	(0.56)	(0.56)	(0.56)	(0.56)	(0.56)
Differential WTI – WCS	(23.32)	(19.09)	(17.42)	(15.87)	(15.74)
Chicago 3-2-1 Crack Spread	29.37	24.10	22.12	21.70	21.67
(1)West Texas Sour (“WTS”).
Subsequent prices were extrapolated using a two percent growth rate to determine future cash flows up to the year 2032.
Discount Rates
Discounted future cash flows were determined by applying a discount rate between 15 percent and 18 percent based on the individual characteristics of the CGU, and other economic and operating factors.
Sensitivities
The sensitivity analysis below shows the impact that a change in the discount rate or forward crude oil and crack spreads would have on the impairment amount and impairment reversal amount recorded as at December 31, 2022, for the U.S. Refining segment CGUs:

	One Percent Increase in the Discount Rate	One Percent Decrease in the Discount Rate	Five Percent Increase in the Forward Price Estimates	Five Percent Decrease in the Forward Price Estimates
Increase (Decrease) to Impairment Amount	69	(65)	(268)	268
Increase (Decrease) to Impairment Reversal Amount	(72)	14	168	(342)